Exhibit 10.32

BOND PURCHASE AGREEMENT
Among
MITCHELL COUNTY DEVELOPMENT AUTHORITY
FIRST UNITED ETHANOL, LLC
and
W.R. TAYLOR & COMPANY, LLC
*****************************************************************
RELATING TO
$53,500,000
Mitchell County Development Authority
Variable Rate Demand Taxable
Economic Development Revenue Bonds
(First United Ethanol, LLC Project), Series 2006
*****************************************************************
Dated:
November 30, 2006

BOND PURCHASE AGREEMENT
     BOND PURCHASE AGREEMENT, dated November 30, 2006, by and among the MITCHELL COUNTY DEVELOPMENT AUTHORITY (the “Issuer”), an industrial development authority, and a political subdivision of the State of Georgia, FIRST UNITED ETHANOL, LLC (the “Borrower”), a Georgia limited liability company, and W.R. TAYLOR & COMPANY, LLC (the “Underwriter”), an Alabama limited liability company.
     1. Background
     (a) The Borrower has requested the Issuer to assist the Borrower in financing the costs of acquiring, constructing and equipping certain manufacturing, processing and structural components of an ethanol refining facility (the “Project”), through the issuance and sale of $53,500,000 aggregate principal amount of its Variable Rate Demand Taxable Economic Development Revenue Bonds (First United Ethanol, LLC Project), Series 2006 (the “Bonds”). The Borrower will operate the project.
     (b) The Bonds will be issued pursuant to a resolution (the “Resolution”) adopted on September 5, 2006, by the Issuer, and will be secured under a Trust Indenture (the “Indenture”), dated as of October 1, 2006, between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”) for the holders of the Bonds. The Bonds will be payable solely from revenues pledged and assigned to the payment thereof and secured as provided in the Indenture. The Issuer shall loan (the “Loan”) the proceeds from the Bonds to the Borrower for the purposes herein described pursuant to the Loan Agreement (the “Agreement”), dated as of October 1, 2006, between the Issuer and the Borrower. The Loan will be evidenced by a Promissory Note of the Borrower (the “Note”), dated the date of initial delivery of the Bonds. The Bonds will also be secured by the Letter of Credit (the “Letter of Credit”) of Southwest Georgia Farm Credit, ACA (the “Letter of Credit Bank”) and by the Confirming Letter of Credit (as defined in the Indenture and referred to herein as the “Confirming Letter of Credit”) of Wachovia Bank, National Association(the “Confirming Bank”) dated as of the date of initial delivery of the Bonds, in favor of the Trustee, securing the principal of and up to one hundred nine (109) days of accrued interest on the Bonds. Pursuant to a Reimbursement Agreement (the “Reimbursement Agreement”), dated as of November 30, 2006, between the Borrower and the Letter of Credit Bank, the Borrower will agree to reimburse the Letter of Credit Bank any amounts drawn under the Letter of Credit. The proceeds of the Bonds deposited with the Trustee shall be disbursed for the costs of the Project pursuant to the terms of the Agreement.
     (c) It is intended that the Project will conform with the provisions of House Resolution No. 379-774, an amendment to the Georgia Constitution, enacted by the 1962 Session of the Georgia Legislature, creating and empowering the Mitchell County Development Authority (the “Act”), and that the Underwriter may offer the Bonds to the public without registration of any security under the Securities Act of 1933 (the “Securities Act”) or qualification of any indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act”).
     (d) In order to induce the Issuer and the Underwriter to enter into this Bond Purchase Agreement, to induce the Issuer to issue and deliver the Bonds, and to induce the Underwriter to buy the Bonds, the Borrower has entered into this Bond Purchase Agreement.
     (e) The Issuer acknowledges that the Underwriter proposes to make a public offering of the Bonds on a best efforts basis. Such offering will be made pursuant to an offering memorandum (the “Offering Memorandum”) prepared by the Underwriter, the Borrower, the Letter of Credit Bank and each Confirming Bank. The Issuer has not participated in the preparation of or reviewed the Offering

Memorandum, and the Issuer makes no representations with respect to, and assumes no responsibility for, the accuracy or completeness of any information in the Offering Memorandum, except as to information contained therein under the caption “The Issuer.”
     (f) The Issuer and the Borrower agree that the proceeds of the sale of the Bonds are to be loaned by the Issuer to the Borrower pursuant to the Agreement to assist the Borrower in the financing of costs of the acquisition, construction and equipping of the Project and (to the extent permitted by Internal Revenue Code Section 147(g)(1)) to pay certain expenses related to the issuance of the Bonds. Included in the expenses related to the issuance of the Bonds are the costs of preparing and reproducing or printing the Indenture, the Agreement, the Note, the Letter of Credit, the Confirming Letter of Credit, the Reimbursement Agreement, the Bonds, the Resolution and any other resolution or resolutions of the Issuer, the Offering Memorandum (including the Preliminary Offering Memorandum), the expenses incurred in connection with the qualification of the Bonds under state securities laws, the fees and expenses of rating agencies (if any), administrative fees, Underwriter’s fees, the fees and disbursements of Bond Counsel and the respective counsel for the Issuer, the Trustee, the Letter of Credit Bank, each Confirming Bank, the Underwriter and the Borrower, and other expenses for which payment or reimbursement is permitted under the provisions of the Agreement or the Note, including without limitation the Trustee’s acceptance fee, and fees for obtaining CUSIP numbers on the Bonds.
     2. Purchase, Sale and Closing.
     (a) The Issuer hereby agrees to sell to the Underwriter, and the Underwriter, upon the basis of the representations, warranties and covenants herein contained, but subject to the conditions hereinafter stated, agrees to purchase the Bonds from the Issuer at a price of $53,500,000 (representing 100% of the principal amount of the Bonds.) The Borrower is paying $361,125 directly to the Underwriter, W.R. Taylor & Company, LLC, as an underwriting fee.
     (b) Payment for the Bonds shall be made in immediately available funds at such place and time on November 30, 2006, or on such other date, as is mutually agreeable to the Borrower, the Letter of Credit Bank, the Confirming Bank, the Trustee and the Underwriter. The date and time of such payment and delivery are herein referred to as the “Closing Date” or the “Closing.” The executed Bonds will be made available to the Trustee for authentication as soon as practicable, but at least by 3:00 p.m., Portland, Oregon time, two (2) business days prior to the Closing Date, in Portland, Oregon, or such other place as may be mutually agreed upon.
     (c) The Underwriter agrees to make a bona fide public offering of the Bonds at the initial offering prices or yields set forth in the Offering Memorandum. The Underwriter reserves the right to change the initial offering prices or yields as the Underwriter shall deem necessary in connection with the marketing of the Bonds and to offer and sell the Bonds to certain dealers (including dealers depositing the Bonds into investment trusts) and others at prices lower than the initial offering prices set forth in the Offering Memorandum. The Underwriter also reserves the right (i) to over-allot or effect transactions that stabilize or maintain the market price of the Bonds at a level above that which might otherwise prevail in the open market, and (ii) to discontinue such stabilizing, if commenced, at any time.
     The Bonds will bear interest at the rate or rates as provided in the Offering Memorandum.
     3. Issuer’s Representations and Warranties.
     The Issuer hereby represents and warrants to the Underwriter that the representations and warranties of the Issuer set forth in the form of the Closing Certificate of the Issuer attached as Appendix F are true and correct as of the date hereof.

     4. Borrower’s Representations and Warranties.
     The Borrower makes the following representations and warranties:
     (a) The Borrower is a Georgia limited liability company duly organized and in good standing under the laws of the State of Georgia and is duly qualified to conduct its business as presently conducted within the State of Georgia. The Borrower has full legal right, power and authority to execute and deliver this Bond Purchase Agreement, the Agreement, the Note, and the Reimbursement Agreement, to provide for the operation of the Project, and to take any and all such action as may be required on its part to carry out, give effect to and consummate the transactions contemplated by this Bond Purchase Agreement and the Agreement.
     (b) This Bond Purchase Agreement constitutes, and the Agreement, the Note, and the Reimbursement Agreement when executed and delivered, will constitute legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except that enforceability may be limited by laws relating to bankruptcy, reorganization or other similar laws affecting the rights of creditors, and by the exercise of judicial discretion in accordance with general principles of equity.
     (c) The Borrower hereby authorizes the distribution of the Offering Memorandum by the Underwriter, in both preliminary and final form.
     (d) The information contained in the Offering Memorandum under the captions “The Borrower” and “Use of Proceeds” is, and as of the Closing Date will be, true and correct in all material respects, and such information does not and will not contain any untrue or misleading statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.
     (e) Except for the Federal securities laws or the Blue Sky laws of any jurisdiction, with respect to which the Borrower makes no representation, neither the execution and delivery of this Bond Purchase Agreement, the Note, the Reimbursement Agreement and the Agreement nor the consummation by the Borrower of the transactions contemplated therein or the compliance by the Borrower with the provisions thereof, will conflict with, or constitute on the part of the Borrower a violation of, or a breach of or default under any statute, indenture, mortgage, commitment, note or other agreement or instrument to which the Borrower is a party or by which the Borrower is bound, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Borrower or any of his activities or properties, where such violation, breach or default would materially adversely affect the validity or enforceability of this Bond Purchase Agreement, the Note, the Reimbursement Agreement or the Agreement. All consents, approvals, authorizations and orders of governmental or regulatory authorities which are required to be obtained by the Borrower on or before the date hereof for the Borrower’s execution and delivery of, consummation of the transactions contemplated by and compliance with the provisions of this Bond Purchase Agreement and the Agreement have been obtained.
     (f) Except as may be disclosed in the Offering Memorandum, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or, to the knowledge of the Borrower, threatened, against or affecting the Borrower which would materially adversely affect the validity or enforceability of this Bond Purchase Agreement, the Agreement, the Note, or the Reimbursement Agreement.

     (g) No event has occurred and no condition exists which, upon issuance of the Bonds, would constitute (or with the giving of notice or lapse of time, or both, would constitute) an event of default under the Agreement.
     (h) The Borrower is not in violation of any provision of, or in default under, any statute, indenture, mortgage, commitment, note or other agreement or instrument to which it is a party or by which it is bound, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Borrower or any of its activities or properties, other than violations or defaults the effect of which do not materially adversely affect the validity or enforceability of this Bond Purchase Agreement, the Agreement, the Note, or the Reimbursement Agreement.
     (i) Any certificate signed by the Borrower and delivered to the Underwriter, the Letter of Credit Bank, each Confirming Bank or the Issuer shall be deemed a representation and warranty by the Borrower to the Underwriter, the Letter of Credit Bank, each Confirming Bank and the Issuer as to the truth of the statements therein contained.
     (j) The Borrower has determined that the Preliminary Offering Memorandum was final as of its date, except for the omission of the offering prices, interest rates and redemption schedules, selling compensation and delivery dates, within the meaning of Rule 15c2-12 promulgated under Section 15(c) of the Securities Exchange Act of 1934, as amended;
     (k) The Borrower will deliver, or cause to be delivered, a final Offering Memorandum within the meaning of Rule 15c2-12 to the Underwriter within seven business days of the date of this Bond Purchase Agreement.
     5. Covenants of the Issuer.
     The Issuer covenants as follows:
     (a) The Issuer will observe all covenants of the Issuer in the Indenture and the Agreement.
     (b) The Issuer will cooperate with the Underwriter, at the expense of the Borrower, in qualifying the Bonds for offer and sale under the securities or Blue Sky laws of such jurisdictions of the United States as the Underwriter may request; provided, however, that the Issuer shall not be obligated to consent to service of process in any such jurisdiction.
     6. Covenants of the Borrower.
     The Borrower covenants as follows:
     (a) The Borrower will operate the Project as provided in the Agreement, and subject to all of the terms and provisions of the Agreement, and will observe all covenants of the Borrower in such instruments, all as contemplated in the Offering Memorandum.
     (b) The Borrower will take such action as may be reasonably requested to facilitate the timely consummation of the transactions contemplated by this Bond Purchase Agreement.
     (c) The Borrower will furnish or cause to be furnished to the Underwriter, upon the execution and delivery of this Bond Purchase Agreement, without charge, as many copies of the Offering Memorandum as the Underwriter may reasonably request.

     (d) The Borrower will cooperate with the Underwriter in qualifying the Bonds for offer and sale under the securities or Blue Sky laws of such jurisdictions of the United States as the Underwriter may request.
     (e) During such period (not to exceed 90 days after the Closing Date) as the Underwriter believes delivery of the Offering Memorandum is necessary or desirable in connection with the sale of the Bonds by the Underwriter, if any event shall occur as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein relating to the Borrower or the Project, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, not misleading, the Borrower will notify the Underwriter of such event and will, at the request of the Underwriter, cooperate in the preparation of either amendments to the Offering Memorandum or supplemental information so that the statements in the Offering Memorandum relating to the Borrower or the Project as so amended or supplemented will not, in the light of the circumstances when the Offering Memorandum, as so amended or supplemented, is delivered to a purchaser, be misleading. Such amendment or supplement shall be prepared at the cost of the Borrower.
     7. Indemnification.
     (a) The Borrower will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (relative to the Borrower or the Project) contained in the Offering Memorandum, or any amendment or supplement thereto so long as the Borrower shall have participated in or agreed to any such amendment or supplement relative to the Borrower or the Project (except to the extent that any such untrue statement or alleged untrue statement of a material fact shall be based upon information provided by the Underwriter, the Letter of Credit Bank, each Confirming Bank or the Issuer), or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact (relative to the Borrower or the Project) necessary to make the statements therein (relative to the Borrower or the Project) not misleading (except to the extent that any such omission or alleged omission shall arise as a consequence of information which should have been provided by the Underwriter, the Letter of Credit Bank or each Confirming Bank); provided, however, that (i) the Borrower shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of material fact contained in that particular part of the Preliminary Offering Memorandum, the Offering Memorandum, or any amendment thereof or supplement thereto, under any of the captions other than “The Borrower” and “The Project” and (ii) such indemnity, insofar as it relates to the Preliminary Offering Memorandum, the Offering Memorandum or the Offering Memorandum as amended or supplemented, shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter or any officer or employee of the Underwriter) if (x) a copy of the Offering Memorandum was not sent or given to the person asserting any such loss, claim, damage or liability prior to or together with written confirmation of the sale of such Bonds to such person and such Offering Memorandum corrected any such untrue statement or omission of a material fact contained in the Preliminary Offering Memorandum, or (y) the Offering Memorandum has been amended or supplemented or further amended or supplemented, as the case may be, prior to the time any version thereof was sent or given to such person prior to or together with written confirmation of the sale of such Bonds to such person and such Offering Memorandum as then amended or supplemented or further amended or supplemented, as the case may be, corrected any such untrue statement or omission of a material fact contained in the Preliminary Offering Memorandum, the Offering Memorandum or the Offering Memorandum as theretofore amended or supplemented and a copy of such as then amended or supplemented or further amended or supplemented, as the case may be, was not sent or given to such person prior to or together with written confirmation of the sale of such Bonds to such person. This indemnity agreement shall not be construed as a limitation on any other liability which the Borrower may otherwise have to any indemnified person, provided that in no event shall the Borrower be obligated for double indemnification. The Borrower will reimburse the Letter of Credit Bank, each Confirming Bank and the Underwriter for any legal or other expenses reasonably incurred by the Letter of Credit Bank, each Confirming Bank or the Underwriter in connection with investigating or defending any such action or claim.
     (b) The Underwriter will indemnify and hold harmless the Issuer and the Borrower against any losses, claims, damages or liabilities, joint or several, to which the Issuer or the Borrower may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Memorandum concerning the Underwriter or based on information provided by the Underwriter, or any amendment or supplement thereto concerning the Underwriter or based on information provided by the Underwriter, so long as the Underwriter shall have participated in or agreed to any such amendment or supplement, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact concerning the Underwriter or any information which should have been provided by the Underwriter required to be stated therein or necessary to make the statements concerning the Underwriter therein not misleading, and will reimburse the Issuer and the Borrower for any legal or other expenses reasonably incurred by the Issuer, the Borrower, the Letter of Credit Bank or each Confirming Bank in connection with investigating or defending any such action or claim, or (iii) arise out of or are based upon the failure in connection with the offering of the Bonds to register any security under the Securities Act or to qualify any indenture under the Trust Indenture Act, and will reimburse the Issuer and the Borrower for any legal or other expenses reasonably incurred by the Issuer or the Borrower in connection with investigating or defending any such action or claim.
     (c) The indemnity agreements in paragraphs (a), (b) and (e) of this Section shall be in addition to any liability which any indemnifying party may otherwise have and shall extend on the same terms and conditions to each partner, principal or independent contractor of the Underwriter, and to each person, if any, who controls (as such term is used in Section 15 of the Securities Act of 1933 and Section 20 of the Securities Exchange Act of 1934, as amended) the Underwriter and to each member, official, officer, manager or employee of the Issuer, the Borrower, the Letter of Credit Bank and each Confirming Bank; provided, however, that an indemnifying party under paragraph (a) of this Section shall not be liable to the Underwriter under this Section to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished by the Underwriter expressly for use in the Offering Memorandum.
     (d) Promptly after receipt by an indemnified party under paragraph (a) or (b) of this Section of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under any such paragraph, such indemnified party will notify the indemnifying party in writing of the commencement thereof; and the omission so to notify the indemnifying party will relieve it from any liability under this Section but will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party.
     (e) Notwithstanding the foregoing, the Borrower agrees to the following:
     The Borrower hereby agrees to indemnify and hold harmless the Issuer and the directors, officers, employees, agencies and representatives of the Issuer, as well as any person who controls the Issuer within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), the Securities

Exchange Act of 1934, as amended (the “Exchange Act”), or any applicable state securities law (singularly, the “Indemnified Party”, and collectively, the “Indemnified Parties”) from and against any and all losses, claims, damages and liabilities, joint or several, to which the Indemnified Parties may become subject under federal laws or regulations or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Memorandum or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and will reimburse the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Borrower will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such document in reliance upon and in conformity with any information furnished in writing by the Issuer or information contained in the Offering Memorandum under the heading “THE ISSUER”.
     If any action or proceeding shall be brought or asserted against any Indemnified Party for which indemnity may be sought against the Borrower, such Indemnified Party shall promptly notify the Borrower in writing, and the Borrower shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party, and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Borrower. The Borrower shall not be liable for any settlement of any such action or proceeding effected without its consent but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Borrower agrees to indemnify and hold harmless the Indemnified Parties from and against any loss or liability by reason of such settlement or judgment.
     8. Conditions of the Underwriter’s Obligations.
     The obligations of the Underwriter hereunder shall be subject to the performance by the Issuer, the Borrower, the Letter of Credit Bank and each Confirming Bank of their respective obligations and agreements to be performed hereunder, at or prior to the Closing Date; to the accuracy as of the date hereof of the representations and warranties of the Issuer and the Borrower contained herein; and to the accuracy of such representations and warranties as if made on and as of the Closing Date.
     The obligations of the Underwriter hereunder are subject to the following further conditions:
     (a) On or prior to the Closing Date, the Underwriter shall have received:
(i)	Opinions, dated the Closing Date, of counsel to the Borrower to the effect set forth in Appendix A hereto; of Bond Counsel, to the effect set forth in Appendix B hereto; of counsel to the Letter of Credit Bank to the effect set forth in Appendix C hereto; of counsel to each Confirming Bank to the effect set forth in Appendix D hereto; and of counsel to the Issuer substantially in the form set forth in Appendix E hereto.

(ii)	A certificate, dated the Closing Date, signed by an official of the Issuer in the form attached hereto as Appendix F.

(iii)	A certificate, dated the Closing Date, signed by the Borrower reasonably satisfactory to the Underwriter, to the effect that (A) each of the representations and warranties of the Borrower set forth in Section 4 hereof and in the

Agreement is true, accurate and complete in all material respects on the Closing Date as if made on and as of the Closing Date; and (B) each of the agreements of the Borrower to be complied with and each of the obligations of the Borrower to be performed hereunder and under the Agreement on or prior to the Closing Date has been complied with and performed in all material respects.

(iv)	Certificates, dated the Closing Date, signed by a duly authorized officer of the Letter of Credit Bank and each Confirming Bank reasonably satisfactory to the Underwriter, to the effect that each of the agreements of the Letter of Credit Bank and each Confirming Bank, respectively, to be complied with and each of the obligations of the Letter of Credit Bank and each Confirming Bank to be performed under the Reimbursement Agreement and under the Letter of Credit or any Confirming Letter of Credit, as the case may be, on or prior to the Closing Date has been complied with and performed.

(v)	Such additional certificates (including appropriate “no litigation” certificates), opinions, instruments or other documents as the Underwriter may reasonably request to evidence the truth, accuracy and completeness as of the Closing Date, of the representations and warranties of the Issuer and the Borrower contained herein and the due performance and satisfaction by the Issuer, the Borrower, the Letter of Credit Bank and each Confirming Bank at or prior to such time of all agreements then to be performed and all conditions then to be satisfied by each of them, as appropriate, in connection with this Bond Purchase Agreement, the Indenture, the Agreement, the Note, the Reimbursement Agreement and, in the case of the Letter of Credit Bank and each Confirming Bank, the Letter of Credit and any Confirming Letter of Credit, respectively.

(vi)	On the Closing Date, the purchase price for the Bonds in the full principal amount thereof, plus accrued interest, if any, by wire transfer or other immediately available funds from the purchaser or purchasers of the Bonds.
     (b) Between the date hereof and the Closing Date, legislation shall not have been enacted by the Congress or be actively considered for enactment by Congress, or recommended to the Congress for passage by the President of the United States, or introduced or favorably reported for passage to either house of the Congress, and neither a decision, order or decree of a court of competent jurisdiction, nor an order, ruling, regulation or official statement of or on behalf of the Securities and Exchange Commission shall have been rendered or made, with the purpose or effect that the issuance, offering or sale of the Bonds or any related security or obligations of the general character of the Bonds or any related security as contemplated hereby, or the execution and delivery of the Indenture or indentures similar thereto, is or would be in violation of any provision of, or is or would be subject to registration or qualification requirements under, the Securities Act of 1933 or the Trust Indenture Act of 1939.
     (c) Between the date hereof and the Closing Date, there shall not have occurred any action by the Comptroller of the Currency or any governmental agency or court which calls into question the validity or enforceability of the Letter of Credit or any Confirming Letter of Credit.
     (d) No event shall have occurred or fact exist which makes untrue, incorrect or inaccurate, in any material respect as of the time the same purports to speak, any statement or information contained in the Offering Memorandum, or which is not reflected in the Offering Memorandum but should be reflected therein as of the time and for the purpose for which the Offering Memorandum is to be used in order to make the statements and information contained therein not misleading in any material respect as of such time.

     (e) None of the following shall have occurred: (i) additional material restrictions not in force as of the date hereof shall have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange or such trading shall have been suspended; (ii) the New York Stock Exchange or other national securities exchange, or the National Association of Securities Dealers, Inc. or other national securities association, or the Municipal Securities Rulemaking Board or other similar national self-regulatory rule-making board, or any governmental authority, shall impose, as to the Bonds or similar obligations, any material restrictions not now in force, or increase materially those now in force, with respect to the extension of credit by, or change in the net capital requirements of, underwriters; (iii) a general banking moratorium shall have been declared by Federal or Georgia authorities; or (iv) a war involving the United States of America shall have been declared, or any other national or international calamity or crisis, or a financial crisis, shall have occurred, the effect of which, in the reasonable judgment of the Underwriter, would make it impracticable to market the Bonds or would materially and adversely affect the ability of the Underwriter to enforce contracts for the sale of the Bonds.
     (f) All matters relating to this Bond Purchase Agreement, the Offering Memorandum, the Bonds, the Resolution, the Indenture, the Agreement, the Note, the Letter of Credit, each Confirming Letter of Credit, the Reimbursement Agreement and the consummation of the transactions contemplated by this Bond Purchase Agreement and the Offering Memorandum, shall be reasonably satisfactory to and subject to the reasonable approval of the Underwriter.
     If any of the conditions specified in the preceding provisions of this Section shall have not been fulfilled when and as required by this Bond Purchase Agreement, this Bond Purchase Agreement and the Underwriter’s obligations hereunder may be terminated by the Underwriter at, or at any time prior to, the Closing Date. Any such termination shall be without liability on the Underwriter’s part.
     9. No Pecuniary Liability of Issuer.
     No covenant, provisions or agreement of the Issuer herein or in the Bonds or in any other document executed by the Issuer in connection with the issuance, sale and delivery of the Bonds, or any obligation herein or therein imposed upon the Issuer or breach thereof, shall give rise to a pecuniary liability of the Issuer, its officers, employees or agents or a charge against the Issuer’s general credit or general fund or shall obligate the Issuer, its officers, employees or agents financially in any way except with respect to this Indenture and the application of revenues therefrom and the proceeds of the Bonds. No failure of the Issuer to comply with any term, condition, covenant or agreement therein shall subject the Issuer, its officers, employees or agents to liability for any claim for damages, costs or other financial or pecuniary charges except to the extent that the same can be paid or recovered from this Indenture or revenues therefrom or proceeds of the Bonds. No execution on any claim, demand, cause of action or judgment shall be levied upon or collected from the general credit or general fund of the Issuer. In making the agreements, provisions and covenants set forth herein, the Issuer has not obligated itself except with respect to this Bond Purchase Agreement and the application of revenues hereunder as hereinabove provided. The Bonds constitute special obligations of the Issuer, payable solely from the revenues pledged to the payment thereof pursuant to the Indenture and the Loan Agreement, and do not now and shall never constitute an indebtedness or a loan of the credit of the Issuer, the State of Georgia or any political subdivision thereof or a charge against their general taxing powers within the meaning of any constitutional or statutory provision whatsoever. The Issuer has no taxing power. It is further understood and agreed by the Underwriter and the Borrower that the Issuer, its officers, employees or agents shall incur no pecuniary liability hereunder and shall not be liable for any expenses related hereto, all of which the Borrower agrees to pay. The provisions of this section shall survive the purchase of and payment for the Bonds.

     10. Survival of Representations, Warranties, Covenants, Agreements and Indemnities.
     All representations, warranties, covenants, agreements and indemnities contained in this Bond Purchase Agreement, or contained in the certificates of officials, officers, members or managers of the Issuer or the Borrower submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation by or on behalf of the Underwriter or any person controlling the Underwriter, and shall survive delivery of the Bonds to the Underwriter and payment therefor by the Underwriter.
     11. Payment of Expenses.
     All reasonable expenses incident to the issuance of the Bonds (including the reasonable charges, fees and disbursements described in Section 1(f) above) are to be paid out of the proceeds of the Bonds or other moneys of the Borrower, and if the Bonds are not delivered to the Underwriter as herein provided, shall nonetheless be paid by the Borrower from moneys of the Borrower. The Underwriter shall not be obligated to pay any expenses incurred in connection with the transactions contemplated by this Bond Purchase Agreement, except for fees and expenses of its counsel and fees and expenses relating to blue-sky and other registration or qualification of the Bonds.
     12. Parties in Interest.
     This Bond Purchase Agreement is made solely for the benefit of the Underwriter, persons controlling the Underwriter, the Issuer, its officials and officers, and the Borrower and its successors, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Bond Purchase Agreement. The term Asuccessors@ shall not include any purchaser of the Bonds from the Underwriter merely by reason of such purchase.
     13. Notices.
     Any notice or other communication to be given to any party to this Bond Purchase Agreement may be given by delivering the same in writing at the respective addresses set forth below:

(a)	As to the Issuer:	Mitchell County Development Authority
186 East Broad Street
Camilla, Georgia 31730
Attention: Executive Director
Fax: (229) 336-2063

(b)	As to the Borrower:	First United Ethanol, LLC
2 West Broad Street
Camilla, Georgia 31730
Attention: Mr. Murray Campbell
Fax: (229) 522-2824

(c)	As to the Underwriter:	W.R. Taylor & Company, LLC
4740 Woodmere Boulevard
Montgomery, Alabama 36106
Attention: Mr. Robbins Taylor
Fax: (334) 395-6200
     14. Severability.
     If any provision of this Bond Purchase Agreement shall be held or deemed to be or shall, in fact, be inoperative, invalid or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions because it conflicts with any provisions of any Constitution, statute, rule of public policy, or any other reason, such circumstance shall not have the effect of rendering the provision in question inoperable or unenforceable in any other case or circumstance, or of rendering any other provision or provisions of this Bond Purchase Agreement invalid, inoperative or unenforceable to any extent whatever.
     15. Applicable Law.
     This Bond Purchase Agreement is governed by the laws of the State of Georgia, without regard to the choice of law rules of the State of Georgia. Venue for any action under this Bond Purchase Agreement to which the Issuer is a party shall lie within the district courts of the State of Georgia, and the parties hereto consent to the jurisdiction and venue of any such court and hereby waive any argument that venue in such forums is not convenient.
     16. Counterparts.
     This Bond Purchase Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Bond Purchase Agreement to be executed in their respective names by their duly authorized officers, all as of the day first above written.

MITCHELL COUNTY DEVELOPMENT AUTHORITY

By:	/s/ Charles Rooks

Charles Rooks
Acting Chairman

FIRST UNITED ETHANOL, LLC, a Georgia limited liability company

By:	/s/ Murray Campbell

Murray Campbell
Chairman of the Board

W.R. TAYLOR & COMPANY, LLC

By:	/s/ Robbins Taylor

Robbins Taylor
President

LIST OF APPENDICES

Appendix	Item

A	Opinion of Counsel to Borrower

B	Opinion of Bond Counsel

C	Opinion of Counsel to Letter of Credit Bank

D	Opinion of Counsel to Confirming Bank

E	Opinion of Issuer’s Counsel

F	Form of Certificate of Issuer

APPENDIX A
(LETTERHEAD OF BORROWER COUNSEL)
[Date of Closing]
Wells Fargo Bank, National Association, as Trustee
Portland, Oregon
Mitchell County Development Authority
Camilla, Georgia
Southwest Georgia Farm Credit, ACA,
  as Letter of Credit Bank
Bainbridge, Georgia
Wachovia Bank, National Association, as Confirming Bank
Winston-Salem, North Carolina
W.R. Taylor & Company, LLC
Montgomery, Alabama
Kasson & Associates, LLC
Cincinnati, Ohio
Re:	$53,500,000 Mitchell County Development Authority Variable Rate Demand Taxable Economic Development Revenue Bonds (First United Ethanol, LLC Project), Series 2006
Ladies and Gentlemen:
     We are acting as counsel to First United Ethanol, LLC (the “Borrower”), a Georgia limited liability company, and have represented the Borrower in connection with the issuance and sale by the Mitchell County Development Authority (the “Issuer”) of $53,500,000 in aggregate principal amount of its Variable Rate Demand Taxable Economic Development Revenue Bonds (First United Ethanol, LLC Project), Series 2006 (the “Bonds”). The Bonds are being issued pursuant to a Trust Indenture dated as of October 1, 2006 (the “Indenture”) between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Bonds are being sold to W.R. Taylor & Company, LLC (the “Underwriter”) pursuant to a Bond Purchase Agreement, dated the date hereof (the “Bond Purchase Agreement”), among the Borrower, the Issuer and the Underwriter. Pursuant to the Loan Agreement, dated as of October 1, 2006, (the “Loan Agreement”), between the Issuer and the Borrower, the proceeds of the sale of the Bonds are being loaned (the “Loan”) to the Borrower to assist the Borrower in the financing of the acquisition, construction and equipping of certain manufacturing, processing and structural components of an ethanol refining facility (the “Project”), which Project shall be owned and operated by the Borrower. The Loan is to be evidenced by a promissory note (the “Note”) of the Borrower. The Bonds are secured by a letter of credit issued by Southwest Georgia Farm Credit, ACA (the “Bank”) pursuant to a Reimbursement Agreement, dated as of November 30, 2006 (the “Reimbursement Agreement”), between the Borrower and the Bank and by a confirming letter of credit (the “Confirming Letter of Credit”) of Wachovia Bank, National Association. In addition, the Borrower and W.R. Taylor & Company, LLC have entered into a Remarketing Agreement, dated as of October 1, 2006 (the “Remarketing Agreement”).

     This opinion is being delivered to you pursuant to Section 8(a)(i) of the Bond Purchase Agreement and the Reimbursement Agreement.
     In connection with the rendering of this opinion, we have examined:
     (a) executed counterparts of the Loan Agreement, the Bond Purchase Agreement, the Note, the Remarketing Agreement, and the Reimbursement Agreement (collectively, the “Borrower Documents”);
     (b) the information contained in the final Offering Memorandum, dated the date hereof (the “Offering Memorandum”) under the captions the “The Borrower” and “Use of Proceeds;”
     (c) copies of contracts, agreements and instruments to which the Borrower is a party or by which it or its property is bound or subject or otherwise affected; and
     (d) such other documents, contracts and records which we deemed necessary to render this opinion.
     We have made such examination of Georgia and Federal law as we deem relevant for the purposes of this opinion, but we have not made an independent review of the laws of any other jurisdiction. Accordingly, we express no opinion as to the laws of any jurisdiction other than the State of Georgia and the United States of America.
     Based upon such review, we are of the opinion that:
     1. The Borrower is a Georgia limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia. The Borrower is authorized to conduct its businesses in the State of Georgia.
     2. The Borrower Documents, including the Loan Agreement, the Note, the Reimbursement Agreement, the Remarketing Agreement and the Bond Purchase Agreement have been duly executed and delivered by the Borrower and constitute valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or from time to time affecting the enforcement of creditors’ rights generally, (ii) the availability of certain remedies may be precluded by general principles of equity, and (iii) the rights of indemnity included therein may be limited under Federal or state securities laws.
     3. The execution and delivery of the Loan Agreement, the Note, the Reimbursement Agreement, the Remarketing Agreement and the Bond Purchase Agreement, and the performance by the Borrower of its obligations under the Loan Agreement, the Note, the Reimbursement Agreement, the Remarketing Agreement and the Bond Purchase Agreement do not to the best of my knowledge violate or conflict with, constitute a default under, or result in a beach of, any provision of any indenture, mortgage, deed of trust, agreement or instrument to which the Borrower is a party or by which it or any of its property is bound, or any court or administrative order, decree or ruling, or any law or statute, resolution or regulation to which the Borrower is subject. To the best of our knowledge after due investigation, no additional or further approval, consent, order or authorization of any court or government or public agency or authority of the United States, or any state or political subdivision thereof, not already obtained is required to have been obtained prior to the execution, delivery and performance of the Loan Agreement, the Note, the Reimbursement Agreement, the Remarketing Agreement and the Bond Purchase Agreement.

     4. To the best of our knowledge, after due investigation, there is no action, suit, proceeding or investigation at law or in equity, or before or by any court, public board or administrative body pending or threatened against the Borrower which would materially and adversely affect the validity or enforceability of the Loan Agreement, the Note, the Bond Purchase Agreement, the Remarketing Agreement or the Reimbursement Agreement.
     5. We have participated in conferences with representatives of the Borrower, bond counsel, representatives of and counsel to the Original Purchaser, representatives of and counsel to the Letter of Credit Bank, representatives of and counsel to the Confirming Bank each in connection with the preparation of the Offering Memorandum. Based upon, and subject to, the foregoing, nothing has come to my attention that leads me to believe that the information contained in the Offering Memorandum under the captions “The Borrower” and “Use of Proceeds” contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
     This opinion may be relied upon by Kasson & Associates, LLC in connection with the opinion of such counsel relating to the Bonds.

Very truly yours,

[___]

APPENDIX B
(LETTERHEAD OF BOND COUNSEL)
[Date of Closing]
W.R. Taylor & Company, LLC
Montgomery, Alabama
Mitchell County Development Authority
Camilla, Georgia
Wells Fargo Bank, National Association, as Trustee
Portland, Oregon
Re:	$53,500,000 Mitchell County Development Authority Variable Rate Demand Taxable Economic Development Revenue Bonds (First United Ethanol, LLC Project), Series 2006
Ladies and Gentlemen:
     We have acted as Bond Counsel and have examined the transcript of proceedings (the “Transcript”) relating to the issuance by the Mitchell County Development Authority (the “Issuer”) of its $53,500,000 Variable Rate Demand Taxable Economic Development Revenue Bonds (First United Ethanol, LLC Project), Series 2006 (the “Bonds”). The Bonds are being issued pursuant to the provisions of House Resolution No. 379-774, an amendment to the Georgia Constitution, enacted by the 1962 Session of the Georgia Legislature, creating and empowering the Mitchell County Development Authority (the “Act”), for the purpose of assisting First United Ethanol, LLC (the “Borrower”) in the financing of the acquisition, construction and equipping of certain manufacturing, processing and structural components of an ethanol refining facility (the “Project”), which Project is to be owned and operated by the Borrower, as provided in the Loan Agreement hereinafter defined, and the Trust Indenture dated as of October 1, 2006 (the “Indenture”) between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The documents in the Transcript examined include an executed counterpart of the following:
(i)	the Indenture;

(ii)	the Loan Agreement, dated as of October 1, 2006 (the “Agreement”), between the Issuer and the Borrower;

(iii)	the Promissory Note, dated the date hereof (the “Note”), of the Borrower to the order of the Issuer and assigned without recourse to the Trustee;

(iv)	the Bond Purchase Agreement relating to the Bonds (the “Bond Purchase Agreement”) among the Issuer, the Borrower and W.R. Taylor & Company, LLC (the “Underwriter”); and

(v)	the Remarketing Agreement dated as of October 1, 2006 (the “Remarketing Agreement”) between the Borrower and the Remarketing Agent.
We have also examined a copy of executed Bond No. R-1.

     In our capacity as Bond Counsel, we have examined such other documents, records of the Issuer and other instruments, as we have deemed necessary or relevant to enable us to express the opinions set forth below. In making the examinations described above, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such documents. As to various questions of fact material to such opinions, we have relied, to the extent we have considered appropriate, upon certificates of officers and representatives of the Borrower and the representations, warranties and covenants contained in the Indenture, the Agreement, and certificates and representations made by the Issuer. Our opinion regarding procedures and actions of the Issuer is, with your consent, based upon an examination of certificates and certified extracts of records of the proceedings of the Issuer relating to its authorization and approval of documents and instruments herein referred to.
     Based upon the foregoing, we are of the opinion, as of the date hereof and under existing law, that:
1.	The Issuer is a public instrumentality and agency of the State of Georgia validly organized and existing under the Constitution and the laws of the State of Georgia with full power, authority and legal right to loan the proceeds of the Bonds to the Borrower as contemplated by the Agreement, to execute, deliver and perform its obligations under the Indenture and the Agreement, and to borrow under and issue, sell and perform its obligations under the Bonds.

2.	The Agreement, the Indenture, and the Bond Purchase Agreement have been duly authorized, executed and delivered by the Issuer and, assuming due authorization, execution and delivery thereof by the other parties thereto, constitute valid, binding and enforceable obligations of the Issuer. The borrowing under and issuance and sale of, and performance of obligations under, the Bonds have been duly authorized by the Issuer; the Bonds have been duly executed and delivered by the Issuer; the Bonds are the legal, valid and binding limited obligations of the Issuer, payable in accordance with their terms solely from moneys drawn under the Letter of Credit, Confirming Letter of Credit or any Alternate Letter of Credit or Alternate Confirming Letter of Credit (each as defined in the Indenture) and the proceeds of the Agreement; and the Bonds do not constitute or create in any manner a debt, liability or obligation of the State of Georgia or any political subdivision or agency thereof and do not directly or contingently obligate the State of Georgia or any political subdivision or agency thereof to levy or to pledge any form of taxation whatsoever therefor.

3.	We have also examined the Securities Act of 1933, as amended (the “1933 Act”), the Trust Indenture Act of 1939, as amended (the “1939 Act”), and the rules and regulations of the Securities and Exchange Commission presently issued thereunder, together with certain “no-action” letters of the staff of the Commission, and from this examination we are of the opinion that the Bonds are exempt securities under the 1933 Act and the 1939 Act, and that the Bonds may therefore be sold without the necessity of registration under the 1933 Act and without qualification of the Indenture under the 1939 Act.

4.	We have also examined the applicable provisions of the Georgia Statutes and the rules and regulations presently issued thereunder and from this examination we are of the opinion that the Bonds need not be registered or qualified under such provisions, rules and regulations.

     The enforceability of any of the documents or instruments referred to herein may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or limiting the enforcement of creditors’ rights. The remedial provisions of such documents and instruments may be limited by equitable principles which may affect the remedies provided therein, and we express no opinion as to the effect of the possible unavailability of the remedy of specific performance.
     We have participated in conferences with representatives of the Underwriter and representatives of and counsel to each of the Issuer, the Borrower, the Bank, the Confirming Bank in connection with the preparation of the Preliminary Offering Memorandum, dated September 25, 2006, and the final Offering Memorandum, dated the date hereof (together, the “Offering Memorandum”), both of which are being used in connection with the sale of the Bonds. Based upon, and subject to, the foregoing, nothing has come to our attention that leads us to believe that the information contained in the Offering Memorandum under the headings “THE ISSUER,” “USE OF PROCEEDS,” “THE BONDS,” “FIXED INTEREST RATE,” “THE LOAN AGREEMENT,” “THE INDENTURE,” “THE REIMBURSEMENT AGREEMENT,” “UNDERWRITING,” “RATING,” or “LEGAL MATTERS” contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. We have not otherwise prepared, assisted in the preparation of or reviewed in detail any documents (other than the Indenture, the Agreement, the Bond Purchase Agreement and Bond No. R-1) or information prepared in connection with the purchase or sale of the Bonds, and express no opinion as to the accuracy or completeness of any such information.
     We are delivering this opinion to you in our capacity as Bond Counsel.

Very truly yours,

KASSON & ASSOCIATES, LLC

APPENDIX C
(LETTERHEAD OF COUNSEL FOR LETTER OF CREDIT BANK)
[Date of Closing]
Wells Fargo Bank, National Association
Portland, Oregon
W.R. Taylor & Company, LLC
Montgomery, Alabama
Mitchell County Development Authority
Camilla, Georgia
Re:	$53,500,000 Mitchell County Development Authority Variable Rate Demand Taxable Economic Development Revenue Bonds (First United Ethanol, LLC Project), Series 2006
Ladies and Gentlemen:
     We are counsel to Southwest Georgia Farm Credit, ACA (the “Bank”), [ bank legal description ], and as such are generally familiar with its affairs and have acted as counsel thereto in connection with the Reimbursement Agreement, dated as of November 30, 2006 (the “Reimbursement Agreement”) by and between the Bank and First United Ethanol, LLC (the “Borrower”), and the Letter of Credit, dated the date hereof (the “Letter of Credit”), issued by the Bank at the request of Borrower in favor of Wells Fargo Bank, National Association, as Trustee for the holders of the captioned Bonds. Our opinion set forth herein is limited to the laws of the State of Georgia and the federal laws of the United States. We have examined the Reimbursement Agreement, Letter of Credit and such other records and instruments as we deemed advisable. Insofar as the opinions expressed below relate to the performance after the date hereof of documents referred to herein, we have assumed that all authorizations, laws, regulations, and other circumstances related to such performance are the same as are currently in effect on the date hereof.
     Based upon the foregoing, subject to the observations set forth in the final paragraph of this letter and having regard for legal considerations which I deem relevant, we are of the opinion that:
     1. The Bank is a [bank legal description].
     2. The Bank has the corporate power to execute and deliver the Reimbursement Agreement and Letter of Credit and to perform its obligations thereunder and has taken all necessary action to authorize such execution and delivery and performance of such obligations.
     3. The Bank’s execution and delivery of the Reimbursement Agreement and the Letter of Credit and its performance of its obligations under the Reimbursement Agreement and the Letter of Credit do not violate or conflict with (i) any provision of its charter or by-laws (or comparable constituent documents) or (ii) any law, rule or regulation applicable to it, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting the Bank or any of its assets, the violation of our conflict with which (in the case of the items listed in this clause) if it would have a material adverse effect on the Bank or its ability to perform its obligations under the Reimbursement Agreement or the Letter of Credit.

C-1

     4. All authorizations of and exemptions, actions or approvals by, and all notices to or filings with, any governmental or other authority that are required to have been obtained or made by the Bank with respect to the Reimbursement Agreement and the Letter of Credit have been obtained or made and are in full force and effect and all conditions of any such authorizations, exemptions, actions or approvals (if any) have been complied with.
     5. Upon the due execution and delivery, the Letter of Credit constitutes the Bank’s legal, valid and binding obligation, enforceable against the Bank in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law).
     We have also examined the portions of the Offering Memorandum relating to the issuance of the referenced Bonds under the captions “THE LETTER OF CREDIT” and “THE REIMBURSEMENT AGREEMENT” and as contained in “APPENDIX A—FINANCIAL STATEMENT OF SOUTHWEST GEORGIA FARM CREDIT, ACA.” We have also participated in conferences with the Bank, employees, representatives of and counsel to Borrower, representatives of and counsel to W.R. Taylor & Company, LLC and bond counsel in connection with the preparation of the Offering Memorandum. Although we have not independently verified or checked the accuracy, completeness or fairness of the statements contained therein, except as stated above, and accordingly, we do not assume any responsibility for the accuracy, completeness or fairness of such statements, except as stated above, nothing has come to our attention that leads us to believe that the information contained in the Offering Memorandum contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
     This opinion is furnished solely for your benefit in connection with the execution and delivery of the Letter of Credit and is not to be otherwise used or relied upon without our express written consent.

Very truly yours,

NEXSEN PRUET, LLC

C-2

APPENDIX D
(LETTERHEAD OF COUNSEL FOR CONFIRMING BANK)
[Date of Closing]

Mitchell County Development Authority	W.R. Taylor & Company, LLC
Camilla, Georgia	Montgomery, Alabama

First United Ethanol, LLC	Wells Fargo Bank, National Association, as
Camilla, Georgia	Trustee
Portland, Oregon
Southwest Georgia Farm Credit, ACA
Bainbridge, Georgia
Re:	$53,500,000 Mitchell County Development Authority Variable Rate Demand Taxable Economic Development Revenue Bonds (First United Ethanol, LLC Project), Series 2006
Ladies and Gentlemen:
     I have acted as counsel to Wachovia Bank, National Association (the “Confirming Bank”) in connection with the issuance of its irrevocable confirming letter of credit (the “Confirming Letter of Credit”) with respect to the Letter of Credit issued by the Southwest Georgia Farm Credit, ACA (the “Bank”) for the account of First United Ethanol, LLC (the “Borrower”) in favor of Wells Fargo Bank, National Association, Portland, Oregon, as Trustee (the “Trustee”), for the owners of the above-referenced bonds (the “Bonds”). The Bonds are issued under a Trust Indenture dated as of October 1, 2006 (the “Indenture”) between the Mitchell County Development Authority and the Trustee. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture. In connection therewith I have examined such other instruments, certificates and documents as I have deemed relevant and necessary in order to enable me to render this opinion.
     In making my examination of documents executed by parties other than the Bank I have assumed that such parties had the corporate power to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite corporate action and execution and delivery of such documents and the validity and binding effect thereof.
     Based upon the foregoing, it is my opinion that:
     1. The Confirming Bank is a national banking association organized under the laws of the United States. The Bank has all necessary power and authority to conduct its business and perform its obligations under the Confirming Letter of Credit.
     2. The Confirming Letter of Credit has been duly authorized, executed and delivered by the Confirming Bank and constitutes valid and legally binding obligations of the Confirming Bank in accordance with its terms, except as enforcement thereof may be limited in the event of the bankruptcy or insolvency of the Confirming Bank or of any other similar event occurring with respect to the Bank under any laws affecting the enforcement of the Confirming Bank’s creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

D-1

     3. No authorization, consent or approval of any governmental body or agency not already obtained is required in connection with the valid execution and delivery of the Confirming Letter of Credit by the Confirming Bank or in connection with the performance by the Confirming Bank of its obligations under the Confirming Letter of Credit.
     4. To the best of my knowledge the information contained under the headings “THE CONFIRMING LETTER OF CREDIT” in the Offering Memorandum dated the date hereof (the “Offering Memorandum”) fairly and accurately summarizes the terms and operation of the Confirming Letter of Credit and information regarding the Confirming Bank.

Sincerely,

[NAME]
[TITLE]

D-2

APPENDIX E
(LETTERHEAD OF ISSUER’S COUNSEL)
[Date of Closing]

Mitchell County Development Authority	W.R. Taylor & Company, LLC
Camilla, Georgia	Montgomery, Alabama

First United Ethanol, LLC	Wells Fargo Bank, National Association, as
Camilla, Georgia	Trustee
Portland, Oregon
Kasson & Associates, LLC
Cincinnati, Ohio
Re:	$53,500,000 Mitchell County Development Authority Variable Rate Demand Taxable Economic Development Revenue Bonds (First United Ethanol, LLC Project), Series 2006 (the “Bonds”)
Ladies and Gentlemen:
     As Special Counsel to the Mitchell County Development Authority (the “Issuer”) in connection with the issuance of its captioned Bonds (the “Bonds”), maturing and bearing interest as set forth in the Bonds and in the hereinafter referred to Indenture and subject to redemption by the Issuer prior to maturity in the manner and upon the terms set forth in the Bonds, issued pursuant to the provisions of House Resolution No. 379-774, an amendment to the Georgia Constitution, enacted by the 1962 Session of the Georgia Legislature, creating and empowering the Mitchell County Development Authority (the “Act”) for the purpose of financing the costs of acquiring, constructing and equipping certain manufacturing, processing and structural components of an ethanol refining facility described in the hereinafter referred to Agreement, we have examined the following:
     1. The Act and such other laws as we deem relevant to this opinion.
     2. Certified copies of the proceedings of the Issuer preliminary to and in connection with the issuance of the Bonds, including the Resolution duly adopted and approved by the Issuer on September 5, 2006 (the “Bond Resolution”), authorizing, among other things: (a) the execution and delivery of a Loan Agreement, dated as of October 1, 2006 (the “Agreement”), by and between the Issuer and First United Ethanol, LLC (the “Borrower”); (b) the execution and delivery of a Trust Indenture, dated as of October 1, 2006 (the “Indenture”), by and between the Issuer and Wells Fargo Bank, National Association (the “Trustee”); and (c) the execution and delivery of a Bond Purchase Agreement, dated November 30, 2006 (the “Bond Purchase Agreement”), among the Issuer, the Borrower and W.R. Taylor & Company, LLC (the “Underwriter”). The foregoing documents referred to in clauses (a) through (c) are hereinafter collectively referred to as the “Loan Documents”.
     3. Executed counterparts of the Loan Documents.
     4. The information under the heading “THE ISSUER” in the Offering Memorandum relating to the Bonds (the “Offering Memorandum”).
     Based on the foregoing and our review of such other documents, certificates, opinions and instruments which we deem necessary to render this opinion, we are of the opinion that:

E-1

     A. The Issuer is a public body corporate and politic and an instrumentality of Mitchell County, Georgia, created under the Constitution and laws of the State of Georgia, duly organized and validly existing and in good standing under Georgia law, with full power and authority to execute and deliver the Loan Documents, to perform its obligations thereunder, and to issue and sell the Bonds and has taken all proceedings and has obtained all approvals required in connection therewith by the Act and any other applicable law.
     B. The Loan Documents and the Bonds have been duly authorized, executed and delivered by the Issuer and, assuming due authorization and execution by the other parties thereto, and authentication of the Bonds by the Trustee, constitute valid, legal and binding obligations of the Issuer in accordance with their terms. The Issuer has duly authorized the use of the Offering Memorandum by the Underwriter.
     C. No additional or further approval, consent or authorization of any governmental or public agency or authority not already obtained is required by the Issuer in connection with (i) the issuance or sale of the Bonds to the Underwriter or (ii) entering into and performing its obligations under the Loan Documents and the Bonds.
     D. There is no action, suit or proceeding (at law or in equity) pending before or by any court, public board or body, (or, to the best of our knowledge and information, threatened against or affecting the Issuer), challenging the validity of the Loan Documents, the Bonds or the Bond Resolution, seeking to enjoin any of the transactions contemplated thereby or the performance by the Issuer of any of its obligations thereunder, or wherein an unfavorable decision, finding or ruling would adversely affect the transactions contemplated by the Offering Memorandum and the Loan Document.
     E. The Issuer has duly adopted the Bond Resolution, authorized the Loan Documents and the issuance and sale of the Bonds, and all actions necessary or appropriate to carry out the same, and the making and performance of such will not conflict with, violate or result in a breach of or constitute a default under the rules or procedures of the Issuer or, to the best of our knowledge, will not materially conflict with, violate or result in a breach of or constitute a default under any indenture, agreement or other instrument by which the Issuer or any of its properties may be bound or any constitutional or statutory provisions or order, rule, regulation, decree or ordinance of any court, government or governmental body having jurisdiction over the Issuer or any of its properties.
     F. The information related to the Issuer under the heading “THE ISSUER” in the Offering Memorandum, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
     It is to be understood that the rights of the holders of the Bonds and the enforceability of the Bonds and the Loan Documents may be subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights heretofore or hereafter enacted to the extent constitutionally applicable and that their enforcement may also be subject to the exercise of judicial discretion in appropriate cases.

[ISSUER COUNSEL FIRM]

E-2

APPENDIX F
[FORM OF CERTIFICATE OF ISSUER]
     I, the undersigned Acting Chairman of the Board of the Mitchell County Development Authority (the “Issuer”) on this 30th day of November, 2006 (the “Dated Date”) hereby certify that:
     1. Execution of Bonds. The undersigned is the Acting Chairman of the Board, as indicated, of the Issuer. In pursuance of law and a resolution adopted by the Board (the “Board”) of the Issuer on August 1, 2006 (the “Bond Resolution”) authorizing the issuance of the following described bonds and the Trust Indenture dated as of October 1, 2006 (the “Indenture”) between the Issuer and Wells Fargo Bank, National Association (the “Trustee”), there have been duly prepared and executed on behalf of the Issuer $53,500,000 aggregate principal amount of Variable Rate Demand Taxable Economic Development Revenue Bonds (First United Ethanol, LLC Project), Series 2006 of the Issuer dated as of the date hereof (the “Bonds”) maturing, bearing interest, and being subject to redemption in accordance with the provisions of the Indenture and my execution and delivery of the Indenture on behalf of the Issuer constitutes approval by the Board of such principal amount, interest rates, maturity dates, amounts, and redemption provisions. Each of the Bonds has been executed on behalf of the Issuer by the signature of the Acting Chairman and attested to by the signature of the Secretary of the Issuer and the facsimile seal of the Issuer has been imprinted thereon, all as authorized by the Indenture.
     2. Delivery of the Bonds and Request to Trustee to Authenticate and Deliver the Bonds and to Deposit Funds. Responsive to the Indenture, an original executed counterpart of which is being retained by the Trustee, the Bonds have been delivered to the Trustee duly executed on behalf of the Issuer and conforming to the specifications set forth in the Indenture. I request and authorize the Trustee to authenticate the Bonds, register the Bonds in the name of Cede & Co. on the registration books of the Issuer kept by the Trustee, and deliver the Bonds on behalf of the Issuer to the Depository Trust Company, upon payment therefor to the Trustee for the account of the Issuer in immediately available funds of the agreed purchase price therefore, namely $53,500,000. Upon receipt of such purchase price, I authorize and direct the Trustee to deposit the same as provided in the Indenture.
     3. Documents. I further certify that the following documents (collectively, the “Financing Documents”) are in the forms which the Executive Director of the Issuer is authorized to execute and deliver for and on behalf of the Issuer and that the same have been duly executed and delivered in the name of and on behalf of the Issuer by the undersigned Executive Director and are on the date hereof in full force and effect:
     (a) the Loan Agreement dated as of October 1, 2006 (the “Loan Agreement”) between the Issuer and First United Ethanol, LLC (the “Borrower”);
     (b) the Trust Indenture dated as of October 1, 2006 (the “Indenture”) between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”); and
     (c) Bond Purchase Agreement dated November 30, 2006 (the “Bond Purchase Agreement”) among the Issuer, the Borrower, and W.R. Taylor & Company, LLC (the “Underwriter”);
     4. Performance of Obligations. We further certify that the Issuer has duly performed all of its obligations under the Financing Documents to be performed at or prior to the date hereof.
     5. Board Proceedings. Attached hereto is a true, correct, and complete copy of all actions taken by the Issuer in connection with the sale and issuance of the Bonds and the execution and delivery of the Financing Documents and the Bonds consisting of the following:

F-1

     (a) Proceedings of the August 1, 2006 and September 5, 2006 meetings of the Board of the Issuer adopting the original and amending resolutions for the Bonds ( the “Bond Resolution”); and
     (b) Proceedings of the April 28, 2006 meeting of the Board of the Issuer adopting a resolution approving the Project (the “Inducement Resolution”).
     Each such Resolution is in full force and effect and has not been altered, amended, or repealed except as shown therein.
     All meetings of the Board of the Issuer at which action was taken in connection with the authorization, sale, and issuance of the Bonds, in accordance with the requirements of the Georgia statutes were meetings to which all members of the public had access and were held at a time reasonably convenient to the public, and notice of the time, date, and place of each such meeting and its tentative agenda was given at least 24 hours prior to the commencement of such meeting in a manner reasonably calculated to apprise the public of that information, including advising the news media who had filed a request for notice with the Issuer and posting the notice on a bulletin board or other prominent place easily accessible to the public and clearly designated for that purpose at the building in which such meeting was to be held.
     6. Authority. The Issuer is an industrial development authority, a public body corporate and politic and an instrumentality of Mitchell County, within the State of Georgia, created by amendment to the constitution of the State of Georgia (House Resolution No. 379-774, an amendment to the Georgia Constitution, enacted by the 1962 Session of the Georgia Legislature, creating and empowering the Mitchell County Development Authority) (the “Act”), the Issuer has full power and authority to enter into loan agreements and issue revenue bonds with respect to the project.
     7. No Violations. The execution and delivery of the Financing Documents and the Bonds by the Issuer and the performance by the Issuer of its covenants thereunder and the issuance and sale of the Bonds do not violate any agreement, instrument, order of any court or regulatory body or consent decree by which the Issuer or any of its properties may be bound.
     8. Litigation. There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, public board or body, pending or, to the best of the knowledge of the Issuer, threatened against or affecting the Issuer: (a) seeking to restrain or enjoin the issuance, sale, execution or delivery of the Bonds; (b) in any way contesting or affecting any authority for the issuance of the Bonds, or the validity of the Bonds or the Financing Documents, or the transactions contemplated thereby, or the pledge or application of any moneys or security provided for the payment of the Bonds or the use of the Bond proceeds; or (c) in any way contesting the corporate existence or the powers of the Issuer.
     9. Document Authorization. The Issuer has duly authorized, by all necessary action, the delivery and due performance of the Financing Documents and the Bonds and any and all other agreements and documents as may be required to be executed, delivered or received by the Issuer in order to carry out, give effect to and consummate the transactions contemplated by the Bond Purchase Agreement.
     10. Approvals. On the closing date, all approvals, consents and orders of any governmental authority, board, commission, agency, council, commission or other body having jurisdiction which would constitute a condition precedent to the performance by the Issuer of its obligations under the Bond Purchase Agreement, the other Financing Documents or the Bonds have been obtained.

F-2

     11. No Default. To the best knowledge of the Issuer, on the closing date no event of default, as defined in Section 9.01 of the Indenture, shall have occurred and be continuing and no event of default shall have occurred and be continuing which with the lapse of time or the giving of notice or both would constitute such an event of default.
     12. Representations and Warranties. The representations and warranties of the Issuer contained in the Financing Documents are true, correct and complete on the date hereof as if made on the date hereof. The representations and warranties contained in the Financing Documents and herein shall inure to the benefit of the Trustee, the Underwriter, and the holders of the Bonds from time to time.
     IN WITNESS WHEREOF, I have hereunto affixed my official signature as of the Dated Date.

MITCHELL COUNTY DEVELOPMENT AUTHORITY

By:

Charles Rooks
Acting Chairman

F-3